                                                                   EXHIBIT 99.10


DEBTOR: AMCV CRUISE OPERATIONS, INC.                 CASE NUMBER: 01-10967 (JCA)

                            MONTHLY OPERATING REPORT
                             AS OF OCTOBER 31, 2002
                                       AND
                            FOR THE MONTH THEN ENDED




In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that I have examined the attached October Monthly Operating Report (Attachments 1 through 9) and, to the best of my knowledge, these documents are true, correct, and complete.





/s/ STEVE MOELLER
--------------------------
Steve Moeller
Director, Accounting

DEBTOR: AMCV CRUISE OPERATIONS, INC.                 CASE NUMBER: 01-10967 (JCA)

                            MONTHLY OPERATING REPORT
                             AS OF OCTOBER 31, 2002
                                       AND
                            FOR THE MONTH THEN ENDED


                                    CONTENTS


Attachment 1               Summary of Bank and Investment Accounts

Attachment 2               Schedule of Receipts and Disbursements

Attachment 3               Bank and Investment Account Statements

Attachment 4               Income Statement

Attachment 5               Balance Sheet

Attachment 6               Summary of Due To/Due From Intercompany Accounts

Attachment 7               Accounts Receivable Aging

Attachment 8               Accounts Payable Detail

Attachment 9               Notes to October Monthly Operating Report

                                        Summary Of Bank,Investment & Petty Cash Accounts                              Attachment 1
                                                  AMCV Cruise Operations, Inc.
Summary                                             Case No: 01-10967 (JCA)                                              UNAUDITED
AMCV Cruise Operations, Inc                        For Month Of October 2002

                                                 Balances
                                   ==================================       Receipts &             Bank
                                       Opening             Closing          Disbursements          Statements         Account
Account                            As Of 10/01/02      As Of 10/31/02       Included               Included           Reconciled
-------                            --------------      --------------       -------------          -------------      ----------
AHC - Certificate Of Deposit*           25,000.00           25,000.00       Yes                    No - Not           Yes
Bank One                                                                                           Concentration
Account # - 880058451981                                                                           Account

AHC - Certificate Of Deposit*           25,000.00           25,000.00       Yes                    No - Not           Yes
Bank One                                                                                           Concentration
Account # - 880058452369                                                                           Account

AMCV Cruise Ops                         77,313.42           85,507.27       Yes                    Yes                Yes
Master Cash
First Union National Bank
Account # - 2090002602362

AMCV Escrow - Gohagan                        0.00               0.00        Yes                    No - Not           Yes
LaSalle Bank                                                                                       Concentration
Account # - 62-8766-40-4                                                                           Account

American Classic Voyages                     0.00                0.00       No -                   No -               No -
Fleet Bank                                                                  Account                Account            Account
Account # - 941-9148945                                                     closed                 closed             closed

Weston Office                              368.49              257.91       Yes                    Not A Bank         Yes
Petty Cash                                                                                         Account


* Proceeds From Matured Certificates Of Deposit Being Retained By Bank One While They Pursue Recovery Of Equivalent Amounts Relating To Letters Of Credits That Were Exercised After The Filing For Bankruptcy Where These Certificates Of Deposits Were Collateral

                                               Receipts & Disbursements                                   Attachment 2-1
                                              AMCV Cruise Operations, Inc.
R&D - Bank One - AHC CD (86)                   Case No: 01-10967 (JCA)                                         UNAUDITED
                                                        Bank One
                                              AHC Certificate Of Deposit
                                               Account # - 880058451981
                                             1 October 02 - 31 October 02


Opening Balance - 1 October 02

                                  25,000.00

Receipts


                                  ---------
                                       0.00             Total Receipts


Disbursements



                                  ---------
                                       0.00             Total Disbursements



Closing Balance - 31 October 02
                                  25,000.00

                                                  Receipts & Disbursements                                    Attachment 2-2
                                                AMCV Cruise Operations, Inc.
R&D - Bank One - AHC CD (87)                      Case No: 01-10967 (JCA)                                          UNAUDITED
                                                         Bank One
                                                 AHC Certificate Of Deposit
                                                  Account # - 880058452369
                                                1 October 02 - 31 October 02


Opening Balance - 1 October 02
                                  25,000.00

Receipts

                                  ---------
                                       0.00             Total Receipts


Disbursements



                                  ---------
                                       0.00             Total Disbursements


Closing Balance - 31 October  02
                                  25,000.00


                                                   Receipts & Disbursements                             Attachment 2-3
                                                 AMCV Cruise Operations, Inc.
R&D - First Union                                  Case No: 01-10967 (JCA)                                   UNAUDITED
AMCV Cruise Ops Master Cash                              First Union
                                                 AMCV Cruise Ops Master Cash
                                                  Account # - 2090002602362
                                                 1 October 02 - 31 October 02


Opening Balance - 1 October 02
                                   77,313.42

Receipts



                                    8,220.97             Misc Deposits


                                   ---------
                                    8,220.97             Total Receipts


Disbursements


                                      (27.12)            Bank Fees
                                   ---------
                                      (27.12)            Total Disbursements



Closing Balance - 31 October 02

                                   85,507.27

                                                       Receipts & Disbursements                               Attachment 2-4
                                                     AMCV Cruise Operations, Inc.
R&D - LaSalle                                           Case No: 01-10967 (JCA)                                    UNAUDITED
AMCV Escrow - Gohagan                                          LaSalle
                                                        AMCV Escrow - Gohagan
                                                       Account # - 62-8766-40-4
                                                    1 October 02 - 31 October 02

Opening Balance - 01 October 02
                                           0.00


Receipts
                                           0.00      Interest Earned


                                           ----
                                           0.00      Total Receipts


Disbursements

                                           0.00      Fees


                                           ----
                                           0.00      Total Disbursements


Closing Balance - 31 October 02
                                           0.00

                                               Receipts & Disbursements                                 Attachment 2-5
                                             AMCV Cruise Operations, Inc.
                                                Case No: 01-10967 (JCA)                                      UNAUDITED
Petty Cash                                          Weston Office
                                                     Petty Cash
                                                   Account # - NA
                                             1 October 02 - 31 October 02


Opening Balance - 1 October 02
                                           368.49

Receipts


                                          -------
                                             0.00      Total Receipts

Disbursements

                                          (100.00)     Cleaning Services
                                            (5.50)     Courier
                                                       Postage
                                            (5.08)     Miscellaneous Supplies


                                          -------
                                          (110.58)     Total Disbursements


Closing Balance - 31 October 02
                                           257.91


AMCV US SET OF BOOKS                              Date: 21-NOV-02 13:53:09
INCOME STATEMENT - ATTACHMENT 4                   Page:  1
Current Period: OCT-02

currency USD
Company=15 (AMCV OPS)

                                      PTD-Actual
                                      31-Oct-02
                                    --------------
Revenue
Gross Revenue                                 0.00
Allowances                                    0.00
                                    --------------
Net Revenue                                   0.00

Operating Expenses
Air                                           0.00
Hotel                                         0.00
Commissions                                   0.00
Onboard Expenses                              0.00
Passenger Expenses                            0.00
Vessel Expenses                               0.00
Layup/Drydock Expense                         0.00
Vessel Insurance                              0.00
                                    --------------
Total Operating Expenses                      0.00

                                    --------------
Gross Profit                                  0.00

SG&A Expenses
General and Admin Expenses              171,259.18
Sales & Marketing                             0.00
Start-Up Costs                                0.00
                                    --------------
Total SG&A Expenses                     171,259.18

                                    --------------
EBITDA                                 (171,259.18)

Depreciation                                  0.00

                                    --------------
Operating Income                       (171,259.18)

Other Expense/(Income)
Interest Income                               0.00
Equity in Earnings for Sub               (3,428.00)
Reorganization expenses                       0.00
                                    --------------
Total Other Expense/(Income)              3,428.00

                                    --------------
Net Pretax Income/(Loss)               (174,687.18)

Income Tax Expense                            0.00

                                    --------------
Net Income/(Loss)                      (174,687.18)
                                    ==============

AMCV US SET OF BOOKS                                    Date: 21-NOV-02 13:54:38
BALANCE SHEET - ATTACHMENT 5                            Page:  1
Current Period: OCT-02

currency USD
Company=15 (AMCV OPS)

                                         YTD-Actual              YTD-Actual
                                         31-Oct-02               22-Oct-01
                                      ---------------         ---------------
ASSETS

Cash and Equivalent                         64,422.89            1,723,947.86

Restricted Cash                            450,000.00              219,000.00

Marketable Securities                       50,000.00               50,000.00

Accounts Receivable                              0.00               99,684.62

Inventories                                      0.00                    0.00

Prepaid Expenses                           360,164.54              522,662.13

Other Current Assets                         3,600.00                1,750.00

                                      ---------------         ---------------
Total Current Assets                       928,187.43            2,617,044.61


Fixed Assets                                     0.00            9,371,627.23

Accumulated Depreciation                         0.00             (453,764.30)

                                      ---------------         ---------------
Net Fixed Assets                                 0.00            8,917,862.93


Net Goodwill                                     0.00                    0.00

Intercompany Due To/From                (5,155,964.77)           2,150,807.43

Net Deferred Financing Fees                      0.00                    0.00

Net Investment in Subsidiaries        (521,697,649.85)          66,329,274.35

                                      ---------------         ---------------
Total Other Assets                    (526,853,614.62)          68,480,081.78

                                      ---------------         ---------------
Total Assets                          (525,925,427.19)          80,014,989.32
                                      ===============         ===============

AMCV US SET OF BOOKS                                    Date: 21-NOV-02 13:54:38
BALANCE SHEET - ATTACHMENT 5                            Page:  2
Current Period: OCT-02

currency USD
Company=15 (AMCV OPS)

                                            YTD-Actual              YTD-Actual
                                            31-Oct-02               22-Oct-01
                                         ---------------         ---------------

LIABILITIES

Accounts Payable                               74,500.29                5,363.60

Accrued Liabilities                            13,104.15              289,488.87

Deposits                                            0.00                    0.00

                                         ---------------         ---------------
Total Current Liabilities                      87,604.44              294,852.47


Long Term Debt                                      0.00                    0.00

Other Long Term Liabilities                         0.00                    0.00

                                         ---------------         ---------------
Total Liabilities                              87,604.44              294,852.47


Liabilities Subject to Compromise          29,492,908.96           32,307,000.02


OWNER'S EQUITY

Common Stock                                   10,440.25               10,440.25

Add'l Paid In Capital                     112,772,392.56          112,772,392.56

Current Net Income (Loss)                (600,527,639.83)         (37,037,717.81)

Retained Earnings                         (67,761,133.57)         (28,331,978.17)

                                         ---------------         ---------------
Total Owner's Equity                     (555,505,940.59)          47,413,136.83

                                         ---------------         ---------------
Total Liabilities & Equity               (525,925,427.19)          80,014,989.32
                                         ===============         ===============

AMCV Cruise Operations                                          ATTACHMENT 6                                          01-10967(JCA)
                                                  Summary List of Due To/Due From Accounts
                                                    For the Month Ended October 31, 2002


                                                               BEGINNING                                                ENDING
AFFILIATE NAME                                CASE NUMBER       BALANCE            DEBITS          CREDITS             BALANCE
--------------                                -----------   ---------------       ----------     ------------      ---------------
American Classic Voyages Co.                  01-10954       (83,015,121.42)      911,700.25        92,796.82       (82,196,217.99)
AMCV Holdings, Inc.                           01-10973          (223,043.32)               -                -          (223,043.32)
The Delta Queen Steamboat Co.                 01-10970      (101,686,810.42)       55,547.68     1,114,959.65      (102,746,222.39)
DQSB II, Inc.                                 01-10974             2,330.40                -                -             2,330.40
Great AQ Steamboat, L.L.C.                    01-10960        22,866,931.85                -                -        22,866,931.85
Great Pacific NW Cruise Line, L.L.C.          01-10977         9,434,276.58                                 -         9,434,276.58
Great River Cruise Line, L.L.C.               01-10963         9,463,658.43                                 -         9,463,658.43
Great Ocean Cruise Line, L.L.C.               01-10959        22,093,131.96                -                -        22,093,131.96
Cruise America Travel, Incorporated           01-10966         4,057,165.15                -                -         4,057,165.15
Delta Queen Coastal Voyages, L.L.C.           01-10964          (190,721.38)               -                -          (190,721.38)
Cape Cod Light, L.L.C.                        01-10962         3,950,183.20                -                -         3,950,183.20
Cape May Light, L.L.C.                        01-10961         8,127,233.11                -                -         8,127,233.11
Project America, Inc.                         N/A             (4,501,177.23)               -                -        (4,501,177.23)
Oceanic Ship Co.                              N/A             57,690,858.86                -                -        57,690,858.86
Project America Ship I, Inc.                  N/A                111,968.41                -                -           111,968.41
Ocean Development Co.                         01-10972         1,559,238.61                -                -         1,559,238.61
Great Hawaiian Cruise Line, Inc.              01-10975           (22,292.97)               -                -           (22,292.97)
Great Hawaiian Properties Corporation         01-10971        (6,116,875.06)               -                -        (6,116,875.06)
American Hawaii Properties Corporation        01-10976         5,188,990.02                -                -         5,188,990.02
Great Independence Ship Co.                   01-10969        36,656,636.93                -                -        36,656,636.93
CAT II, Inc.                                  01-10968         9,637,982.06                -                -         9,637,982.06
                                                            -----------------------------------------------------------------------
                                                              (4,915,456.23)      967,247.93     1,207,756.47        (5,155,964.77)
                                                            =======================================================================

                          AMCV Cruise Operations, Inc.
                                 01-10967 (JCA)




                            Accounts Receivable Aging
                             As of October 31, 2002







                                  Attachment 7


                                 Not Applicable

ACCOUNTS PAYABLE TRIAL BALANCE                                     ATTACHMENT  8
AS OF OCTOBER 31, 2002

LIABILITY ACCOUNT:  15-000-220102-00000

                                                              INVOICE               REMAINING
SUPPLIER NAME                            INVOICE NUMBER        DATE       AMOUNT      AMOUNT      INVOICE DESCRIPTION
----------------------------------------------------------------------------------------------------------------------------
BENTON COUNTY TRUSTEE                    123101              31-Dec-01 $  1,549.91  $  1,549.91  PROPERTY ADDRESS BL000400

BILL NOBLES, TRUSTEE                     123101B             31-Dec-01 $  1,704.40  $  1,704.40  BILL NUMBER 145214
                                         123101A             31-Dec-01 $  1,963.66  $  1,963.66  BILL NUMBER 145375
                                         Total for
                                         Supplier:                     $  3,668.06  $  3,668.06

BOB PATTERSON, TRUSTEE                   123101B             31-Dec-01 $  7,025.24  $  7,025.24  FOLIO NUMBER 6BL-0004-0-00000-0
                                         123101A             31-Dec-01 $  5,059.38  $  5,059.38  FOLIO NUMBER 1BL-0004-0-00000-0
                                         Total for
                                         Supplier:                     $ 12,084.62  $ 12,084.62

BROWNING-FERRIS INDUSTRIES               0221820-020100-0278 31-Jan-02 $  1,097.64  $ (1,097.64)

CARL E. LEVI, CITY TREASURER             123101              31-Dec-01 $  1,400.93  $  1,400.93  BILL#76013

CHARLIE CALDWELL, TRUSTEE                123101B             31-Dec-01 $  2,807.17  $  2,807.17  ACCOUNT NUMBER 000000516
                                         123101A             31-Dec-01 $  2,459.26  $  2,459.26  ACCOUNT NUMBER 000000340
                                         Total for
                                         Supplier:                     $  5,266.43  $  5,266.43

CITY OF PORTLAND                         123101              31-Dec-01 $    100.00  $    100.00  AMERICAN CLASSIC VOYAGES, INC.

CITY TAX COLLECTOR                       123101              31-Dec-01 $     51.77  $     51.77  PROPERTY ADDRESS BL000400

COUNTY TRUSTEE                           123101              31-Dec-01 $  1,299.20  $  1,299.20  PROPERTY ADDRESS BL000400

DECATUR COUNTY TRUSTEE                   123101              31-Dec-01 $    991.66  $    991.66  PROPERTY ADDRESS BL000400

DEPARTMENT OF REVENUE AND TAXATION       123101A             31-Dec-01 $     10.00  $     10.00  PROJECT AMERICA, INC.

DICKSON COUNTY TRUSTEE                   123101              31-Dec-01 $    166.48  $    166.48  PROPERTY ADDRESS BL000400

DIRECTV                                  0032-006733024      26-Dec-01 $     60.33  $     60.33  #006733024
                                         0031-006733024      26-Nov-01 $     60.33  $     60.33  ACCT#006733024
                                         0030-006733024A     26-Oct-01 $     60.33  $     60.33  ACCT#006733024
                                         0024-006733024C     23-Apr-01 $   (659.33) $   (659.33) OVERPAID CK#4002327 ACCT#006733024
                                         Total for
                                         Supplier:                     $   (478.34) $   (478.34)

DIVERSEY LEVER, INC.                     30706               18-Dec-01 $     (8.97) $     (8.97) FUEL SURCHARGE CREDIT

DYER COUNTY TRUSTEE                      123101              31-Dec-01 $  2,915.08  $  2,915.08  PROPERTY ADDRESS BL000400

ENTERGY                                  0415-051402CR       14-May-02 $(12,699.89) $(12,699.89)
                                         0415-051402B        14-May-02 $ 12,699.89  $ 12,699.89
                                         Total for
                                         Supplier:                     $        --  $        --

HARDIN COUNTY TRUSTEE                    123101              31-Dec-01 $  2,254.32  $  2,254.32  HARDIN COUNTY PROPERTY TAX

HENRY COUNTY TRUSTEE                     123101              31-Dec-01 $    323.79  $    323.79  PROPERTY ADDRESS BL000400

HOUSTON COUNTY TRUSTEE                   123101              31-Dec-01 $    303.80  $    303.80  HOUSTON COUNTY PROPERTY TAX

HUMPHREYS COUNTY TRUSTEE                 123101              31-Dec-01 $  1,014.31  $  1,014.31  PROPERTY ADDRESS BL000400

ICS LOGISTICS                            0305115             19-Apr-02      411.14       411.14
                                         0304250             12-Apr-02 $  1,464.00  $  1,464.00
                                         0303296              5-Apr-02 $    214.50  $    214.50
                                         0301324             29-Mar-02 $  1,872.75  $  1,872.75
                                         0300501             22-Mar-02 $  1,039.50  $  1,039.50
                                         0299608             15-Mar-02 $    965.25  $    965.25
                                         0294084              8-Feb-22 $    230.00  $    230.00
                                         0288151              4-Jan-02 $    990.00  $    990.00
                                         0283961              7-Dec-01 $    990.00  $    990.00
                                         0277999              2-Nov-01 $    990.00  $    990.00
                                         0245847B            12-Oct-01 $  1,056.00  $  1,056.00
                                         Total for
                                         Supplier:                     $ 10,223.14  $ 10,223.14

IIS INC                                  061002              10-Jun-02 $  1,595.00  $ (1,595.00)

KEENAN STAFFING INC.                     50012872             7-Sep-02 $    506.88  $    506.88  TEMP HELP A DAVIS

LAKE COUNTY TRUSTEE                      123101              31-Dec-01 $  5,781.44  $  5,781.44  PROPERTY ADDRESS BL000400

LAURA MAX RACINE, TIPTON COUNTY TRUSTEE  123101              31-Dec-01 $  2,110.19  $  2,110.19  TIPTON COUNTY PERSONAL PROPERTY TAX

MARION COUNTY TRUSTEE                    123101              31-Dec-01 $  1,594.57  $  1,594.57  MARION COUNTY PROPERTY TAX

MCI WORLDCOM CONFERENCING                120101               1-Dec-01 $    (46.07) $    (46.07) 01-00005980958-00691

ACCOUNTS PAYABLE TRIAL BALANCE                                     ATTACHMENT  8
AS OF OCTOBER 31, 2002

LIABILITY ACCOUNT:  15-000-220102-00000


                                          INVOICE          INVOICE                 REMAINING
SUPPLIER NAME                             NUMBER            DATE        AMOUNT       AMOUNT      INVOICE DESCRIPTION
---------------------------------------------------------------------------------------------------------------------------------
MONTGOMERY COUNTY TRUSTEE                123101           31-Dec-01   $  2,694.83  $  2,694.83  PROPERTY ADDRESS BL000400

NATCHEZ WATER WORKS                      40902             9-Apr-02   $    (18.36) $    (18.36) #13418

NYS LLC/LLP FEE                          123101B          31-Dec-01   $    325.00  $    325.00  DELTA QUEEN COASTAL VOYAGES, L.L.C.
                                         123101A          31-Dec-01   $    325.00  $    325.00  CAPE MAY LIGHT, L. L. C.
                                         Total for
                                         Supplier:                    $    650.00  $    650.00

PAUL MEADOW, TRUSTEE                     123101           31-Dec-01   $  4,646.31  $  4,646.31  LAUDERDALE COUNTY PROPERTY TAX

PERRY COUNTY                             123101           31-Dec-01   $    544.04  $    544.04  PROPERTY ADDRESS BL000400

SOMERSET REFINERY, INC.                  12718B           25-Oct-01   $  3,771.46  $      0.01  PO#11923

SOUTHWESTERN BELL                        0227 122401      24-Dec-01   $    (14.66) $    (14.66) 314-436-0227-138-8
                                         8922 120401       4-Dec-01   $     (7.62) $     (7.62) 573 221-8922 555-7
                                         Total for
                                         Supplier:                    $    (22.28) $    (22.28)

STATE OF NEW JERSEY                      123101           31-Dec-01   $    340.00  $    340.00  DELTA QUEEN STEAMBOAT COMPANY

STATE OF NEW JERSEY - CBT                123101           31-Dec-01   $    340.00  $    340.00  DQSB II, INC

STEWART COUNTY TRUSTEE                   123101           31-Dec-01   $  2,569.98  $  2,569.98  PROPERTY ADDRESS BL000400

TAX COLLECTOR                            123101           31-Dec-01   $    240.81  $    240.81  PROPERTY ADDRESS BL000400

TENNESSEE DEPARTMENT OF REVENUE          123101           31-Dec-01   $  7,000.00  $  7,000.00  DELTA QUEEN STEAMBOAT COMPANY

THOMPSON & FLORY                         17700116         31-May-02   $     22.86  $     22.86  LEGAL SVCS THRU 3/31/02 RE: ASBESTOS
THOMPSON & FLORY                         17700770         31-May-02   $    175.00  $    175.00  LEGAL SVCS THRU 3/31/02 RE: ASBESTOS
THOMPSON & FLORY                         17706639         30-Jun-02   $     26.23  $     26.23  LEGAL SVCS THRU 4/30/02 RE: ASBESTOS
THOMPSON & FLORY                         17713939         31-Jul-02   $     23.80  $     23.80  LEGAL SVCS THRU 5/31/02 RE: ASBESTOS
THOMPSON & FLORY                         17717108         31-Aug-02   $     24.77  $     24.77  LEGAL SVCS THRU 6/30/02 RE: ASBESTOS
                                         Total for
                                         Supplier:                    $    272.66  $    272.66

TREASURER, CITY OF MEMPHIS               123101           31-Dec-01   $  2,626.70  $  2,626.70  ACCOUNT NUMBER TBL000400

WAYNE COUNTY TRUSTEE                     123101           31-Dec-01   $    205.03  $    205.03  PROPERTY ADDRESS BL000400

WEST VIRGINIA STATE TAX DEPARTMENT       123101           31-Dec-01   $  2,010.00  $  2,010.00  AMERICAN CLASSIC VOYAGES, INC.

WITHERS/SUDDATH RELOCATION SYSTEMS, INC. 145196           30-Oct-01   $  1,040.00  $     10.00  60 DOLLIE LOADS


TOTAL FOR LIABILITY ACCOUNT:                                          $ 84,687.02  $ 74,500.29

TOTAL FOR REPORT:                                                     $ 84,687.02  $ 74,500.29

DEBTOR: AMCV CRUISE OPERATIONS, INC.                CASE NUMBER:  01-10967 (JCA)

                            MONTHLY OPERATING REPORT
                             AS OF OCTOBER 31, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

                                  ATTACHMENT 9
                    NOTES TO OCTOBER MONTHLY OPERATING REPORT


The information contained herein is unaudited.

Liabilities included in these financial statements reflect amounts known by the Company to have been incurred. The Company has listed in prior filings with the United States Trustee potential additional claims it believes may be asserted against the Company.

To the best of the Debtor's knowledge and belief, based on currently available information, all Federal income and payroll taxes due and owing have been paid.


1. During August, the Debtor funded three escrow accounts each in the amount of $150,000. Each escrow account was required for a pending P&I insurance claim. The Debtor cannot currently determine how much, if any, the ultimate settlement will be for each claim.